Exhibit 99.1

Cornerstone Bancshares, Inc. Announces 2nd Quarter 2010 Financial Results

CHATTANOOGA, Tenn.--(BUSINESS WIRE)--August 4, 2010--Cornerstone Bancshares, Inc. (OTC Bulletin Board: CSBQ) today announced the following:

Cornerstone Bancshares, Inc. (“Cornerstone”) reported positive net income for the second consecutive quarter of 2010, with a net income for 2010 of $362 thousand or $.06 per diluted share. This represents an increase of 110 percent compared to the first six months of 2009’s loss of $(3.5) million or $(0.54) per share. Cornerstone made a profit of $18,000 in net income for the second quarter of 2010, compared to a loss of $603 thousand for the same quarter of 2009. Cornerstone saw a 1.6 percent increase in its net interest margin driven by top-line interest revenue growth and lower interest expense.

Net charge-offs were $1.4 million for the second quarter of 2010, compared to $7.1 million for the second quarter of 2009. Cornerstone’s allowance for loan losses was $7.0 million or 2.2 percent of total loans as of June 30, 2010, compared to $5.9 million or 1.75 percent as of December 31, 2009. Nonperforming assets were $23.3 million or 4.4 percent of total assets at June 30, 2010, compared to $17.9 million or 3.4 percent at December 31, 2009. Since the end of the second quarter, the Bank has recovered with no loss $1.2 million from one of its non-accrual loans and expects to close the sale of a non-accrual loan in the amount of $1.5 million with no loss. The Bank has seen an increased interest in its OREO holdings and currently has $2 million under contract to close during the third quarter.

“Cornerstone continues to follow its strategic plan of reducing its risk profile by shrinking its loan portfolio, improving its loan mix and reducing its commercial real estate (CRE) concentrations,” said Cornerstone’s President and CEO Frank Hughes. “The bank has aggressively moved sub-standard CRE loans through the collection process and has ordered appraisals on these loans to accurately reflect their fair market value. This step places the Bank in a positive position to move forward once the capital campaign is completed.”

Cornerstone, in order to thrive in the new banking paradigm, has prepared a preferred stock offering in the amount of $15 million. The security will feature a 10 percent coupon, will be convertible into common stock and will have a cumulative dividend. The preferred stock will not be converted until five years and a 50 percent increase in common stock value over the preferred stock’s strike price.

“Serving our customers, our community and all of our Cornerstone stakeholders remains our top priority,” said Cornerstone Chairman Miller Welborn. “Our Board and management team are fully committed to this charge. And we’re confident that, as the economy continues to improve, Cornerstone will continue to strengthen and move forward in a more profitable direction for the future.”

In recognition of Cornerstone’s accomplishments, Hughes, who had been serving as interim Chief Executive Officer since November of 2009, was officially appointed Chief Executive Officer in addition to his role as President, at the July Board meeting.

Cornerstone is a single-bank holding company, with $520 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc.
Second Quarter Financial Highlights
June 30, 2010 and 2009
(Unaudited)

(Amounts in thousands, except per share data)	2010	2009	% Change
Balance Sheet Data at June 30
Total assets	$523,426	$464,499	12.7
Interest-earning assets	492,537	440,505	11.8
Loans	318,796	360,615	(11.6)
OREO and other foreclosed assets	10,212	4,964	105.7
Deposits	400,648	337,040	18.9
Interest-bearing liabilities	91,355	92,877	(1.6)
Shareholders' equity	29,425	32,699	(10.0)
Loan to deposit ratio	79.57%	106.99%	(25.6)
Tier 1 Leverage Ratio (Bank)	5.78%	7.56%	(23.5)
Total Risk-Based Capital Ratio (Bank)	10.48%	10.50%	(0.2)
Outstanding shares (000s)	6,500	6,500	0.0
Book value per share	$4.53	$5.03	(10.0)
Tangible book value per share	$4.13	$4.64	(11.0)
Market value per share as of June 30	$2.15	$5.75	(62.6)

Loan Quality Data
Nonaccruing loans	13,084	$13,397	(2.3)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	1,418	9,594	(85.2)
Allowance for loan losses	6,967	7,383	(5.6)
Allowance for loan losses to total loans	2.19%	2.05%
Nonperforming assets to total assets	4.45%	3.95%

Performance Data for the First Six Months
Net income	362	(3,514)	110.3
Return on average assets	0.27%	-3.06%
Return on average equity	4.98%	-41.52%
Net interest margin	3.52%	3.48%
Per share data:
Net income – basic	$0.06	$(0.54)
Net income – diluted	$0.06	$(0.54)
Dividends	$-	$0.10
Average shares (000s):
Basic	6,500	6,500
Diluted	6,500	6,500

Cornerstone Bancshares, Inc.
Loan Loss Allowance and Asset Quality Review

	2010		2009
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$6,760	$5,905	$7,398	$7,383	$12,885
Provision for loan losses	1,465	1,015	4,150	3,390	1,634
Net charge-offs	$(1,258)	$(160)	$(5,643)	$(3,375)	$(7,136)
Balance at end of period	$6,967	$6,760	$5,905	$7,398	$7,383

As a % of loans	2.19%	2.07%	1.75%	2.12%	2.05%
As a % of nonperforming loans	53.25%	79.83%	80.24%	90.90%	55.11%
As a % of nonperforming assets	29.91%	39.34%	32.98%	46.44%	40.21%

Net charge-offs as a % of loans (a)	1.58%	0.20%	6.70%	3.87%	7.92%

Risk element assets
Nonaccruing loans	$13,084	$8,468	$7,360	$8,139	$13,397
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	13,084	8,468	7,360	8,139	13,397
Repossessed assets	350	473	217	98	181
Other real estate owned	9,862	8,241	10,327	7,695	4,783
Total nonperforming assets	$23,296	$17,183	$17,904	$15,932	$18,361

Loans past due 30-89 days	$6,655	$6,588	$5,027	$19,062	$9,636

Nonperforming loans as a % of loans	4.10%	2.60%	2.19%	2.33%	3.71%
Nonperforming assets as a % of loans and other real estate owned	7.09%	5.14%	5.16%	4.47%	5.02%

Total Loans	318,796	325,948	336,692	349,050	360,615

(a) Annualized

Cornerstone Bancshares Inc.
Net Interest Margin Analysis
Taxable Equivalent Basis
	Three months ended
	June 30
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$321,455	$5,494	6.86%	$370,524	$6,035	6.53%
Investment securities	151,220	1,216	3.44%	56,849	386	2.91%
Other earning assets	33,957	22	0.26%	11,089	7	0.24%
Total earning assets	506,631	$6,732	5.39%	438,461	$6,428	5.90%
Allowance for loan losses	(6,797)			(9,326)
Cash and other assets	29,821			30,509
TOTAL ASSETS	$529,655			$459,645

Liabilities and Shareholder's Equity

Interest bearing liabilities:
Interest bearing demand deposits	$42,565	$36	0.34%	$31,702	$30	0.38%
Savings deposits	9,090	12	0.51%	8,101	10	0.51%
MMDA's	21,952	52	0.95%	28,754	70	0.97%
Time deposits of $100,000 or more	89,648	468	2.10%	57,502	481	3.36%
Time deposits of $100,000 or less	210,072	1,151	2.20%	165,234	1,388	3.37%
Federal funds purchased and securities sold under agreements to repurchase	23,807	32	0.54%	22,479	44	0.78%
Other borrowings	69,833	760	4.36%	72,454	768	4.25%
Total interest bearing liabilities	466,968	2,511	2.16%	386,226	2,791	2.90%
Net interest spread		$4,221	3.24%		$3,637	3.01%
Noninterest bearing demand deposits	39,061			42,752
Accrued expenses and other liabilities	(5,480)			(3,190)
Shareholders' equity	29,105			33,857
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$529,655			$459,645
Net yield on earning assets			3.41%			3.35%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		81			26
Total adjustment		81			26

Cornerstone Bancshares, Inc.
Net Interest Margin Analysis
Taxable Equivalent Basis
	Six months ended
	June 30
(Amounts in thousands)
Assets	2010			2009
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$325,715	$11,442	7.08%	$377,095	$12,477	6.67%
Investment securities	143,072	2,346	3.52%	54,976	800	3.12%
Other earning assets	39,927	45	0.23%	12,517	15	0.24%
Total earning assets	508,714	$13,833	5.55%	444,588	$13,292	6.05%
Allowance for loan losses	(6,397)			(9,232)
Cash and other assets	29,653			29,469
TOTAL ASSETS	$531,970			$464,825

Liabilities and Shareholder's Equity

Interest bearing liabilities:
Interest bearing demand deposits	$35,277	$66	0.38%	$30,270	$56	0.37%
Savings deposits	8,910	23	0.51%	7,960	20	0.51%
MMDA's	22,830	109	0.96%	30,893	149	0.97%
Time deposits of $100,000 or more	84,708	895	2.13%	58,559	1,010	3.48%
Time deposits of $100,000 or less	218,649	2,408	2.22%	165,425	2,854	3.48%
Federal funds purchased and securities sold under agreements to repurchase	23,723	68	0.57%	23,509	98	0.84%
Other borrowings	71,063	1,539	4.37%	71,946	1,474	4.13%
Total interest bearing liabilities	465,160	5,107	2.21%	388,562	5,661	2.94%
Net interest spread		$8,726	3.33%		$7,631	3.11%
Noninterest bearing demand deposits	43,610			42,907
Accrued expenses and other liabilities	(5,688)			(2,028)
Shareholders' equity	28,888			35,384
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$531,970			$464,825
Net yield on earning assets			3.52%			3.48%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		155			50
Total adjustment		155			50

Cornerstone Bancshares Inc.
Quarterly Earnings Summary

	(Unaudited)
	2010		2009			Q2-10 /
	Second	First	Fourth	Third	Second	Q2-09
	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest Income
Loans, including fees	$5,494	$5,948	$5,907	$6,018	$6,035	(9.0)
Investment securities	1,216	1,129	683	358	386	215.1
Other earning assets	22	24	20	30	7	210.5
Total interest income	6,732	7,101	6,610	6,406	6,428	4.7
Interest expense
Deposits	1,719	1,782	1,948	1,971	1,979	(13.1)
Short-term borrowings	32	35	31	37	44	(27.0)
FHLB advances and other borrowings	760	779	783	758	768	(1.1)
Total interest expense	2,511	2,596	2,762	2,766	2,791	(10.0)
Net interest income	4,221	4,505	3,848	3,640	3,637	16.1
Provision for loan losses	1,465	1,015	4,150	3,390	1,634	(10.3)
Net interest income after the provision for loan losses	2,756	3,490	(302)	250	2,003	37.6
Noninterest income
Customer Service Fees	342	342	370	417	435	(21.3)
Other non-interest income	29	31	28	29	148	(80.4)
Gain / (Loss) on sale of assets	439	(53)	(1,035)	(262)	147	198.6
Total noninterest income	810	320	(636)	184	730	11.0
Noninterest expense
Salaries and employee benefits	1,521	1,633	1,642	1,623	1,848	(17.7)
Net Occupancy and equipment	369	355	371	383	388	(5.0)
Depository Insurance	237	247	606	159	280	(100.0)
Other operating expense	1,476	1,081	1,313	1,114	1,257	17.4
Total noninterest expense	3,603	3,317	3,931	3,279	3,773	(4.5)
Income (loss) before income taxes	(37)	493	(4,869)	(2,844)	(1,041)	NM
Income tax (benefit) expense	(55)	150	(1,904)	(1,145)	(437)	NM
Net income (loss)	$18	$344	$(2,965)	$(1,700)	$(603)	NM
Net income (loss) per share:
Basic	$0.00	$0.05	$(0.46)	$(0.26)	$(0.09)	NM
Diluted	$0.00	$0.05	$(0.46)	$(0.26)	$(0.09)	NM
Average basic shares (000s) (1)	6,500	6,500	6,500	6,500	6,500	NM
Average diluted shares (000s) (1)	6,500	6,500	6,500	6,500	6,500	NM
Performance Ratios
Return on average equity	0.25%	4.80%	-38.13%	-20.70%	-7.13%	NM
Return on average assets	0.01%	0.26%	-2.28%	-1.39%	-0.52%	NM
Net interest margin	3.41%	3.64%	3.24%	3.18%	3.35%	NM
Average equity	29,105	28,668	31,104	32,838	33,857	(14.0)
Average assets	529,655	534,312	519,520	488,870	459,645	15.2
Average interest-earning assets	506,631	510,386	499,047	454,058	438,461	15.5

NM=Not Material
(1) The 2009 average number of common shares outstanding have been retroactively adjusted to reflect two stock dividends that occurred during 2009.

Cornerstone Bancshares, Inc.
Loan Stratification

	2010		2009
	Second	% of	Second	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$73,124	22.9	$84,902	23.5	(13.9)
Non-owner occupied	71,767	22.5	70,246	19.5	2.2
Multi-family real estate	12,957	4.1	13,479	3.7	(3.9)
1-4 family Construction	5,671	1.8	10,894	3.0	(47.9)
Commercial land and lot development	27,604	8.7	50,026	13.9	(44.8)
Total non-residential real estate	191,123	60.0	229,547	63.7	(16.7)
Residential real estate
First Mortgage – 1-4 family	41,511	13.0	42,015	11.7	(1.2)
Second Mortgage - 1-4 family	5,165	1.6	3,570	1.0	44.7
Home equity lines	11,012	3.5	13,077	3.6	(15.8)
Total residential real estate	57,688	18.1	58,662	16.3	(1.7)
Total real estate loans	248,811	78.0	288,209	79.9	(13.7)

Commercial	57,790	18.1	65,328	18.1	(11.5)
Agricultural & other	8,522	2.7	2,387	0.7	257.0
Consumer	3,673	1.2	4,691	1.3	(21.7)
Total loans, net of unearned fees	$318,796	100.0	$360,615	100.0	(11.6)

Cornerstone Bancshares, Inc.
Consolidated Balance Sheets

	Unaudited
	June 30,	December 31,
ASSETS	2010	2009

Cash and due from banks	$43,690,546	$38,202,205

Securities available for sale	129,610,261	124,415,318
Securities held to maturity	114,705	135,246
Federal Home Loan Bank stock, at cost	2,322,900	2,229,200
Loans, net of allowance for loan losses of $6,967,292 at June 30, 2010 and $5,905,054 at December 31, 2009	311,828,256	330,787,382
Bank premises and equipment, net	7,659,025	8,098,059
Accrued interest receivable	1,662,436	1,520,699
Goodwill and amortizable intangibles	2,587,316	2,579,211
Foreclosed assets	10,212,411	10,327,297
Other assets	13,738,466	14,109,769
Total Assets	$523,426,322	$532,404,386

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$47,663,569	$41,971,956
Interest-bearing demand deposits	36,802,797	26,533,329
Savings deposits and money market accounts	31,893,781	31,029,587
Time deposits of $100,000 or more	109,225,781	91,064,094
Time deposits of less than $100,000	175,062,529	214,143,147
Total deposits	400,648,457	404,742,113
Federal funds purchased and securities sold under agreements to repurchase	24,105,165	26,321,885
Federal Home Loan Bank advances and other borrowing	67,250,000	72,350,000
Accrued interest payable	374,582	351,360
Other liabilities	1,623,449	801,549
Total Liabilities	494,001,653	504,566,907

Stockholders' Equity
Preferred stock - no par value; 2,000,000 shares authorized; no shares issued	-	-
Common stock - $l.00 par value; 10,000,000 shares authorized; 6,709,199 issued in 2010 and 2009; 6,500,396 outstanding in 2010 and 2009	6,500,396	6,500,396
Additional paid-in capital	21,199,992	21,162,686
Retained earnings	786,787	424,854
Accumulated other comprehensive income	937,494	(250,457)
Total Stockholders' Equity	29,424,669	27,837,479
Total Liabilities and Stockholders' Equity	$523,426,322	$532,404,386

Cornerstone Bancshares, Inc.
Consolidated Statements of Income

	Unaudited			Unaudited
	Three months ended			Six months ended
	June 30			June 30
	2010	2009		2010	2009
INTEREST INCOME
Loans, including fees	$5,493,946	$6,035,104		$11,442,192	$12,477,209
Investment securities	1,216,300	386,065		2,345,579	800,126
Federal funds sold & other earning assets	21,732	6,697		45,393	14,646
Total interest income	6,731,978	6,427,866		13,833,164	13,291,981

INTEREST EXPENSE
Time deposits $100,000 or more	588,314	480,917		1,134,340	1,010,094
Other deposits	1,130,535	1,498,072		2,366,259	3,079,687
Federal funds purchased and securities sold under agreements to repurchase	32,142	43,880		67,557	97,929
FHLB advances and other borrowing	759,803	768,199		1,539,000	1,474,035
Total interest expense	2,510,794	2,791,068		5,107,156	5,661,745

Net interest income before provision for loan losses	4,221,184	3,636,798		8,726,008	7,630,236
Provision for loan losses	1,465,000	1,633,898		2,480,000	7,358,898
Net interest income after the provision for loan losses	2,756,184	2,002,900		6,246,008	271,338

NONINTEREST INCOME
Customer service fee	342,126	434,595		684,040	842,738
Other noninterest income	29,273	149,083		60,195	184,915
Net gains / (losses) from sale of loans and other assets	438,886	146,613		386,195	(34,248)
Total noninterest income	810,285	730,291		1,130,430	993,405

NONINTEREST EXPENSE
Salaries and employee benefits	1,521,216	1,848,452		3,154,560	3,690,127
Net occupancy and equipment expense	368,506	387,897		723,689	796,836
Depository insurance	237,499	279,551	*	484,836	341,277	*
Other operating expense	1,476,201	1,257,459		2,556,818	2,237,861
Total noninterest expense	3,603,422	3,773,359		6,919,903	7,066,101

Income / (loss) before provision for income taxes	(36,953)	(1,040,168)		456,535	(5,801,358)
Provision / (benefit) for income taxes	(55,099)	(437,369)		94,602	(2,287,056)

NET INCOME / (LOSS)	$18,146	$(602,799)		$361,933	$(3,514,302)

EARNINGS / (LOSS) PER COMMON SHARE
Basic net income / (loss) per common share	$-	$(0.09)		$0.06	$(0.54)
Diluted net income / (loss) per common share	$-	$(0.09)		$0.06	$(0.54)

DIVIDENDS DECLARED PER COMMON SHARE	$-	$0.03		$-	$0.10

* Includes Special one time Assessment on June 30, 2009 in the amount of $213,151

Cornerstone Bancshares, Inc.
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the three months ended June 30, 2010

			Additional		Other	Total
	Comprehensive	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Income	Stock	Capital	Earnings	Income	Equity

BALANCE, December 31, 2009		$6,500,396	$21,162,686	$424,854	$(250,457)	$27,837,479
Employee compensation stock option expense		-	37,306	-	-	37,306
Comprehensive income:
Net income	$361,933	-	-	361,933	-	361,933
Other comprehensive income, net of tax:
Unrealized holding gains on securities available for sale, net of reclassification adjustment	1,187,951	-	-	-	1,187,951	1,187,951
Total comprehensive income	$1,549,884
BALANCE, June 30, 2010		$6,500,396	$21,199,992	$786,787	$937,494	$29,424,669

CONTACT:
Cornerstone Bancshares, Inc.
Frank Hughes, President and CEO, 423-385-3009